STATEMENT TO NOTEHOLDERS

Household Home Equity Loan Trust 2002-3

Distribution Number	17
Beginning Date of Collection Period	1-Dec-03
End Date of Collection Period	31-Dec-03
Payment Date	20-Jan-04
Previous Payment Date	22-Dec-03

Funds Reconciliation
Available Funds for Payment including Skip-A-Pay and excluding Premium Amount
Available Payment Amount	23,734,133.02
Principal Collections	20,065,913.31
Interest Collections (net of servicing fee)	3,668,219.71
Collections of Interest (net of Servicing Fee and principal recoveries)
Servicing Fee	225,535.68
Principal recovery	-
Skip-A-Pay Advances	0.00
Skip-A-Pay Reimbursement Amount	0.00
Insured Amounts, if any	0.00

Payments	23,889,048.70
Interest Paid to Notes	571,547.39
Principal Paid to Notes	20,385,069.92
Servicing Fee	225,535.68
Ownership Interest	2,706,895.71

Pool Balance
Beginning Pool Balance	541,285,643.91
Principal Collections (including repurchases)	20,065,913.31
Additional Principal Reduction Amount	(319,156.61)
Ending Pool Balance	520,900,573.99

Collateral Performance
Cash Yield (% of beginning balance)	8.63%
Charge off Rate (net of principal recoveries; % of beginning balance)
Net Yield	7.92%
Cumulative Realized Losses	(1,717,046.54)
Cumulative Loss Percentage	0.17%

Delinquent Home Equity Loans
30-59 days principal balance of Home Equity Loans	13,463,245.63
30-59 days number of Home Equity Loans	133
60-89 days principal balance of Home Equity Loans	3,014,611.06
60-89 days number of Home Equity Loans	27
90+ days principal balance of Home Equity Loans	12,911,572.79
90+ days number of Home Equity Loans	129
90+ days Delinquency Percentage	2.48%
Ninety Day-Plus Rolling Average for such Payment Date	2.15%

Loan Detail
Number of loans purchased or substituted pursuant to 2.02 during the period
Principal balance of loans purchased or substituted pursuant to 2.02 during the period
Number of loans purchased or substituted pursuant to 2.04 during the period
Principal balance of loans purchased or substituted pursuant to 2.04 during the period
Number of loans purchased or substituted pursuant to 3.01 during the period
Principal balance of loans purchased or substituted pursuant to 3.01 during the period
Substitution Adjustment Amounts	-
Number of Home Equity Loans outstanding (Beginning of Collection Period)
Number of Home Equity Loans outstanding (Ending of Collection Period)
Principal balance of REO as of the end of the collection period
Number of loans that went into REO during the collection period
Principal balance of loans that went into REO during the collection period

Overcollateralization
Begin Overcollateralization Amount	97,496,996.67
Overcollateralization Release Amount	0.00
Distributable Excess Cashflow	319,156.61
Charge-Offs	(319,156.61)
End Overcollateralization Amount	97,496,996.67

Target Overcollateralization Amount	97,496,996.67
Interim Overcollateralization Amount	97,177,840.06
Interim Overcollateralization Deficiency	319,156.61

Excess Cashflow	3,026,052.32

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Total Note Balance as Percent of Total Original Note Balance	43.32%

Note Principal Amount Statement
A. Information on Distributions
1. Total Distribution per $1,000	21.439653
2. Principal Distribution per $1,000	20.854932
3. Interest Distribution per $1,000	0.584721

B. Calculation of Interest Due & Paid
1. 1 month LIBOR	1.14875%
2. Formula Rate (1-mo. Libor plus 45 bps)	1.59875%
3. Available Funds Cap	9.36134%
4. Note Rate	1.59875%
5. Days in Accrual Period	29

6. Current Interest, Interest Carry Forward Amount, and Supplemental Interest Amount Due
7. Current Interest and Interest Carry forward Amount paid	571,547.39
8. Supplemental Interest Amount paid	0.00

9. Unpaid Interest Carry Forward Amount	0.00
10. Unpaid Supplemental Interest Amount	0.00

C. Calculation of Note Principal Amount
1. Note Principal Amount, prior to payments	443,788,647.24
2. Principal Payment Amount paid	20,065,913.31
3. Distributable Excess Cashflow paid	319,156.61
4. Note Principal Amount, after payments	423,403,577.32

5. Note Principal Amount as a % of the Original Note Principal Amount, after payments
6. Note Principal Amount as a % of the Pool Balance, after payments